UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 2005
CHINA MEDIA GROUP CORPORATION (Exact name of registrant as specified in its charter)
Texas (State or other jurisdiction of incorporation)	000-50431 (Commission File Number)	33-0034926 (IRS Employer Identification No.)
420 E. Pleasant Run Rd., Suite 346-186, Cedar Hill Texas 75104 (Address of principal executive offices)		75252 (Zip Code)
Registrant’s telephone number, including area code
International Debt Exchange Associates, Inc. (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1-Registrant's  Business  and  Operations

Item  1.01  Entry into a Material Definitive Agreement.

On or about October 12, 2005, the Registrant, China Media Group Corporation (“CMG”) entered into a Non-Binding Agreement for the Sale and Purchase of Shares of Cody Ventures Corporation (“CVC”) and a Subscription of New Shares in the Capital of CMG (the “Purchase Agreement”) with Central High Limited (“CHL”), whereby CMG will acquire 50,000,000 common shares of CVC – representing 52.1% of the issued and outstanding shares of CVC - in exchange for 30,000,000 new common CMG Subscription Shares to be issued to CHL.

CHL will sell 50,000,000 issued shares in the capital of CVC to CMG as part of the Purchase Agreement.

CVC is in the advertising and publishing business, operating a free weekly publication called Tidbits in the Southwest Dallas county.  CVC is quoted on the Pink Sheets under the symbol CDYV.PK.

Con Unerkov, Director of CMG, is the registered holder and beneficial owner to twenty-five percent (25%) of the issued and outstanding shares of CHL.

Alex Ho, Director of CMG, is the registered holder and beneficial owner to twenty-five percent (25%) of the issued and outstanding shares of CHL.

The Purchase Agreement filed herewith as Exhibit 10.0 and the description of the transaction contained herein is qualified in its entirety by referent to such Exhibit.

On or about October 12, 2005, the Registrant, China Media Group Corporation (“CMG”) entered into a Non-Binding Agreement for the Sale and Purchase of Shares of Good World Investments Limited (“GWI””) and a Subscription of New Shares in the Capital of CMG (the “Purchase Agreement”) with Central High Limited (“CHL”), whereby CMG will acquire 50,000  common shares of GWI – representing 100% of the issued and outstanding shares of GWI – in exchange for 50,000,000 new common CMG Subscription Shares to be issued to CHL.

CHL is the registered holder and beneficial owner of 50,000 issued shares in the capital of GWI to be sold to CMG as part of the Purchase Agreement.

GWI has entered into a conditional agreement to acquire 50% of Beijing Ren Ren Health Culture Promotion Limited, which has been granted a nationwide advertising license in China covering the media of television, newspaper, magazine, outdoor billboards and internet, and through advertising these media, is working with the Chinese Government to promote health education.

Con Unerkov, Director of CMG, is the registered holder and beneficial owner to twenty-five percent (25%) of the issued and outstanding shares of CHL.

Alex Ho, Director of CMG, is the registered holder and beneficial owner to twenty-five percent (25%) of the issued and outstanding shares of CHL.

Exhibit No.	Description of Exhibit
10.0

Agreement for the Sale and Purchase of Shares of Cody Ventures Corporation and Subscription of New Shares in the Capital of China Media Group Corporation by and between China Media Group Corporation and Central High Limited.

10.1

Agreement for the Sale and Purchase of Shares of Good World Investments Limited and Subscription of New Shares in the Capital of China Media Group Corporation by and between China Media Group Corporation and Central High Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Media Group Corporation

(Registrant)

October 19, 2005

Date

/s/ Con Unerkov

Con Unerkov, President

Exhibit No. 10 Agreement for the Sale and Purchase of Shares of Cody Ventures Corporation and Subscription of New Shares in the Capital of China Media Group Corporation by and between China Media Group Corporation and Central High Limited

DATED                12      October      2005

(1)  CHINA MEDIA GROUP CORPORATION

(2)  CENTRAL HIGH LIMITED

__________________________________________

AGREEMENT FOR THE

SALE AND PURCHASE OF SHARES OF

CODY VENTURES CORPORATION

AND

SUBSCRIPTION OF NEW SHARES

 IN THE CAPITAL OF

CHINA MEDIA GROUP CORPORATION

___________________________________________

SP Agt-Cody Ventures-V1.8

CONTENTS

Number

Clause Headings

Page

2.

Sale of Sale Shares

3.

Consideration

4.

Conditions

5.

Completion

6.

Further Obligations of the Vendor

7.

Warranties

8.

General

9.

Notices

10.

Governing Law and Submission to Jurisdiction

Schedules

SCHEDULE 2 – The Subsidiaries

SCHEDULE 3 - Warranties

Execution…………………………………………………………………………………….. 21

SP Agt-Cody Ventures-V1.8

DATE:

12 October 2005

PARTIES:

(1)

CHINA MEDIA GROUP CORPORATION, a company incorporated in Texas, United States of America, whose registered office is at 420 E. Pleasant Run Road, Suite 346-186, Cedar Hill, Texas  75104 (“CMG” or the “Purchaser”); and

(2)

CENTRAL HIGH LIMITED a company incorporated in the British Virgin Islands whose registered office is at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the “Vendor”).

RECITALS:

(A)

Cody Ventures Corporation (the “Company”) is a company incorporated in Nevada with limited liability whose principal place of business is at 1353 Middleton Dr. Ste #2000, Cedar Hill, TX 75104, USA and as at the date hereof has authorized shares of 500,000,000 common shares and 20,000,000 preferred shares of US$0.001 each, of which 95,796,000 common shares have been issued and are fully paid up and are quoted on the Pink Sheets (www.pinksheets.com) with the trading symbol of (“CDYV.PK”) (as hereinafter defined). Particulars of the Company are set out in Schedule 1.

(B)

The Vendor is the registered holder and beneficial owner of 50,000,000 issued shares in the capital of the Company (the “Sale Shares”) to be sold to CMG as part of this Agreement.

(C)

The Vendor wishes to sell and the Purchaser wishes to purchase the Sale Shares in exchange for CMG Subscription Shares (as hereinafter defined) on the terms and conditions set out in this Agreement.

(D)

The Purchaser requires the Vendor to give such representations, warranties, covenants and undertakings as are set out herein as a condition of the Purchaser’s entry into this Agreement.

TERMS AGREED:

1.

Definitions and Interpretation

1.1

In this Agreement where the context so admits the following words and expressions shall have the following meanings:

“Accounts”

the audited consolidated financial statements of the Company and of each of the Subsidiaries for the accounting period which ended on the Accounting Date (each such financial statement comprising a balance sheet, profit and loss account, notes and directors’ and auditors’ report) and the consolidated profit and loss account and consolidated balance sheet of the Company and the Subsidiaries as at and for the period ending on the Accounting Date;

“Board”	the board of directors of the Company for the time being;
“Business Day”	a day (other than a Saturday or Sunday) on which banks are open for business in the State of Nevada, USA;
“Completion”	completion of the sale and purchase of the Sale Shares as specified in Clause 5;
Completion Date”

10 Business Day immediately following the day on which all the Conditions are satisfied or waived, but in any event not later than 31st December 2005 (or such later date as may be agreed by the Parties in writing);

“Conditions”	the conditions specified in Clause 4.1;
“Consideration”	has the meaning ascribed to it in Clause 3.1;
“Continuing Directors”	Ms. Tarja Mees and Ms. Ashlee Mees;
“Directors”	the persons listed as directors of the Company in Schedule 1;
“Group”	the group of companies comprising the Company and its Subsidiaries. The expression “member of the Group” shall be construed accordingly;
“Pink Sheets”	www.pinksheets.com

“Sale Shares”	the 50,000,000 common shares in the issued share capital of the Company;
“SEC”	The Securities and Exchange Commission;
“Shares”	shares of US$0.001 each in the share capital of the Company;
“Subsidiaries”	the subsidiaries of the Company which are listed in Schedule 2;

“CMG Subscription shares”	An aggregate of 30,000,000 new common shares in the issued share capital of the Purchaser to be allotted to the Vendor pursuant to this Agreement;

“Tax”

all forms of taxation, estate duties, deductions, withholdings, duties, imposts, levies, fees, charges, social security contributions and rates imposed, levied, collected, withheld or assessed by any local, municipal, regional, urban, governmental, state, federal or other body in USA or elsewhere and any interest, additional taxation, penalty, surcharge or fine in connection therewith;

“Warranties”	the representations, warranties and undertakings contained or referred to in Clause 7 and Schedule 3; and
“US$”	United States dollars.

1.2

Any references, express or implied, to statutes or statutory provisions shall be construed as references to those statutes or provisions as respectively amended or re-enacted or as their application is modified from time to time by other provisions (whether before or after the date hereof) and shall include any statutes or provisions of which they are re-enactments (whether with or without modification) and any orders, regulations, instruments or other subordinate legislation under the relevant statute or statutory provision.  References to Sections of consolidating legislation shall, wherever necessary or appropriate in the context, be construed as including references to the Sections of the previous legislation from which the consolidating legislation has been prepared.

1.3

References in this Agreement to Clauses and Schedules are to clauses in and schedules to this Agreement (unless the context otherwise requires).  The Recitals and Schedules to this Agreement shall be deemed to form part of this Agreement.

1.4

Headings are inserted for convenience only and shall not affect the construction of this Agreement.

1.5

The expression “the Vendor” includes their respective personal representatives and the expression “the Purchaser” includes its successors and assigns.

1.6

References to “persons” shall include bodies corporate, unincorporated associations and partnerships (whether or not having separate legal personality).

1.7

References to writing shall include any methods of producing or reproducing words in a legible and non-transitory form.

1.8

The masculine gender shall include the feminine and neuter and the singular number shall include the plural and vice versa.

1.9

All warranties, representations, indemnities, covenants, agreements and obligations given or entered into by more than one person are given or entered into jointly and severally.

1.10

A document expressed to be “in the approved terms” means a document the terms of which have been approved by or on behalf of the Parties and a copy of which has been signed for the purposes of identification by or on behalf of those Parties.

1.11

In construing this Agreement:

1.11.1

the rule known as the ejusdem generis rule shall not apply and, accordingly, general words introduced by the word “other” shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things; and

1.11.2

general words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words.

2.

Sale of Sale Shares

2.1

Subject to the terms of this Agreement, at Completion, the Vendor shall sell, assign, transfer and deliver as legal and beneficial owner and the Purchaser shall purchase (by itself or through its wholly-owned subsidiaries as it may designate), the Sale Shares free from all liens, charges and encumbrances and together with all rights now or hereafter attaching to them, including but not limited to all rights to any dividend or other distribution declared, made or paid after the date of this Agreement.

3.

Consideration

3.1

The Purchaser agrees to pay to the Vendor and the Vendor agrees to accept, at Completion, the CMG Subscription Shares in full consideration of the purchase of the Sale Shares by the Purchaser.

4.

Conditions

4.1

The sale and purchase of the Sale Shares is conditional upon:

4.1.1

the Warranties remaining true and accurate and not misleading in any material respect as given as of the date hereof and as of the Completion Date as if given at all times between the date of this Agreement and Completion Date;

4.1.2

the receipt of the audited consolidated financial statements of the Group for the period required by the relevant regulatory bodies;

4.1.3

the Purchaser, at its sole determination, notifying the Vendor in writing that it is satisfied in reliance on Warranties and with the due diligence exercise upon inspection and investigation as to:-

4.1.3.1

the respective financial, contractual, taxation and trading positions of each member of the Group; and

4.1.3.2

the title of the members of the Group to their respective assets.

4.1.4

all necessary waivers, consents, authorisations, clearances and approvals being granted by third parties (including governmental or regulatory authorities or shareholders of the Company) and no statute, regulation or decision which would prohibit, restrict or materially delay the sale and purchase of the Sale Shares or the operation of any member of the Group after Completion having been proposed, enacted or taken by any governmental or official authority.

4.2

The Purchaser may, in its absolute discretion, waive all or any of Conditions (or any part thereof) set out in Clause 4.1 at any time by notice in writing to the Vendor.

4.3

The Vendor shall use their best endeavours to procure the fulfilment of the Conditions on or before the Completion Date (or such later date as may be agreed between the Parties in writing).

4.4

In the event that any of the Conditions shall not have been fulfilled (or waived pursuant to Clause 4.2) prior to the Completion Date (or such later date as may be agreed between the Parties in writing), the Purchaser shall not be bound to proceed with the purchase of the Sale Shares. No party shall have any claim against the other parties, save in respect of claims arising out of any antecedent breach of this Agreement and save for the right to apply for and obtain injunctive relief which may be available at equity or under applicable law.

4.5

In the event that the Purchaser shall give notice in writing of satisfaction of, or shall waive, the Conditions contained in Clause 4.1, such notice or waiver shall not imply that the Purchaser is not relying on the Warranties but rather only that it is prepared, in reliance upon the Warranties and such comfort, if any, as it has taken from its investigations, to proceed with the transaction. If the Purchaser waives any of such Conditions, the Purchaser’s right to pursue all legal remedies will survive such waiver unimpaired.

5.

Completion

5.1

Subject to the terms and provisions of this Agreement, Completion shall take place on the Completion Date at the offices of the Purchaser (or at such other place or at such other time or on such other date as the Purchaser and the Vendors may mutually agree upon writing) when all (but not some only) of the events described in this Clause 5 shall occur.

5.2

At Completion, the Vendors shall:

5.2.1

deliver or cause to be delivered to the Purchaser:

5.2.1.1

the share certificates of the Sale Shares in the name of the Purchaser (or its nominees);

5.2.1.2

evidence that the Sale Shares certificates are duly registered with the Company’s transfer agent; and

5.2.1.3

written confirmation in the approved terms that the Vendor is not aware of any matter or thing which is a breach of or inconsistent with any of the Warranties.

5.2.2

procure that each of the Continuing Directors shall enter into service agreements with the Company in the approved terms;

5.2.3

cause the Directors to hold a meeting of the Board at which the Directors shall pass resolutions in the approved terms (inter alia) to:-

5.2.3.1

approve the registration of the Purchaser or its nominees as members of the Company in respect of the Sale Shares; and

5.2.3.2

approve the appointment of any persons as the Purchaser may nominate to be the director and/or secretary of the relevant member of the Group with effect from the Completion Date.

5.2.4

cause such persons as the Purchaser may nominate to be validly appointed as directors of each member of the Group and upon such appointment forthwith cause the Directors, other than the Continuing Directors, and the secretary of each member of the Group to resign from their respective offices and as employees with effect from the close of business on the Completion Date and deliver to the Purchaser certified copies of the resignation letters in approved terms (if applicable, under seal) of each such Directors and secretary acknowledging that the person so retiring has no outstanding claim against the relevant member of the Group for compensation or otherwise.

5.3

At Completion, the Purchaser shall, subject to the Vendor having performed their obligations under Clause 5.2 in accordance with the terms thereof and subject to the satisfaction of the Conditions:

5.3.1

deliver to the Vendor the share certificates of the CMG Subscription Shares in the name of the Vendor (or its nominees); and

5.3.2

evidence that the CMG Subscription Shares certificates are duly registered with the Purchaser’s transfer agent.

5.4

Without prejudice to any other remedies available to the Purchaser, if in any respect the provisions of Clause 5.2 are not complied with by the Vendor on the Completion Date the Purchaser may:

5.4.1

defer Completion to a date not more than 28 days after the Completion Date (and so that the provisions of this Clause 5.4 shall apply to Completion as so deferred); or

5.4.2

proceed to Completion so far as practicable (without prejudice to its rights under this Agreement); or

5.4.3

rescind this Agreement upon the written instruction of the Vendor and the Purchaser. No party shall have any claim against the other parties, save in respect of claims arising out of any antecedent breach of this Agreement and save for the right to apply for and obtain injunctive relief which may be available at equity or under applicable law.

6.

Further Obligations of the Vendor

6.1

The Vendor will procure that:

6.1.1

the business of each member of the Group is operated in a manner consistent with past practices during the period from the date hereof until the date on which the directors nominated by the Purchaser are appointed to the Board pursuant to Clause 5.2.3, and in the best interests of the Group.

6.2

Pending Completion:

6.2.1

the Vendor shall not do, allow or procure any act or omission which would constitute a breach of any of the Warranties; and

6.2.2

the Vendor shall not sell, assign or transfer or purport to sell, assign or transfer any of the Sale Shares or create or permit to be created any third party right or interest therein.

6.3

Pending Completion and save as contemplated by this Agreement, the Vendor shall procure that each member of the Group will not, without the prior written consent of the Purchaser:

6.3.1

do, allow or procure any act or omission which would constitute a breach of any of the Warranties;

6.3.2

create or permit to arise any lien (other than a lien arising by operation of law and in the ordinary course of business), charge, encumbrance, pledge, mortgage or other third party right or interest on or in respect of any of its undertaking, property or assets;

6.3.3

pass any shareholders’ resolution other than a resolution at any shareholders’ general meeting which is not special business;

6.3.4

enter into, or amend any existing, agreements and contracts (otherwise than in the ordinary course of business) including but not limited to agreements with any of the Directors or officers or employees;

6.3.5

enter into any new transaction or arrangement other than in the ordinary course of business;

6.3.6

issue or agree to issue any shares, warrants or other securities or loan capital or grant or agree to grant any option over or right to acquire or convert into any share or loan capital;

6.3.7

take any action which would result in the Purchaser acquiring on Completion a percentage interest in the Company (on a fully diluted basis) lower than that contemplated in this Agreement or the Company reducing its interest in any  Subsidiary;

6.3.8

declare, pay or make any dividends or other distributions;

6.3.9

appoint any director, company secretary or attorney (other than the appointment of the directors referred to in Clause 5.2.4);

6.3.10

carry on any business which constitutes a material deviation from the business currently carried on by it;

6.3.11

incorporate any subsidiary or permit the disposal or dilution of its interest, directly or indirectly, in any subsidiary or acquire shares in any company or dispose of any shares in any company or acquire or dispose of any loans or loan capital;

6.3.12

consolidate or merge with or acquire any other business;

6.3.13

enter into any partnership or joint venture arrangement;

6.3.14

make any loan or advance or give any credit (other than trade credits in the ordinary course of business);

6.3.15

give any guarantee or indemnity for or otherwise secure the liabilities or obligations of any person save in the ordinary course of business;

6.3.16

sell, transfer, lease, assign or otherwise dispose of any material part of its undertaking, property or assets (or any interest therein) or contract so to do;

6.3.17

make any capital expenditure in aggregate in excess of US$200,000 except pursuant to an agreement or arrangement subsisting at the date hereof;

6.3.18

hire or change the terms of employment of any employee earning in excess of US$100,000 per annum or terminate the employment of any employee earning in excess of US$100,000 per annum;

6.3.19

take any action in relation to pensions, retirement schemes or share option schemes;

6.3.20

take any action in relation to profit-sharing or bonus schemes or any other executive or employee benefits;

6.3.21

alter its financial year end;

6.3.22

amend the accounting policies or reporting practices previously adopted by it;

6.3.23

settle or compromise any major claims in relation to Tax;

6.3.24

commence or settle any litigation, arbitration or other proceedings which are material in the context of the Company’s business concerning individual claims in excess of US$200,000 or claims in aggregate in excess of US$200,000; and/or

6.3.25

make, amend or terminate any long-term, unusual or onerous contract (long-term meaning a contract under which the obligations of any party thereto may remain outstanding for more than one year) or take any action which could, as a consequence of any action taken by another party, result in any of the same other than in the ordinary course of business.

6.4

The Vendor shall provide all reasonable assistance to the Purchaser in all negotiations and exchanges of correspondence with the SEC in connection with all requests by such regulatory authorities.

6.5

The Vendor undertake to indemnify and keep indemnified the Purchaser (for itself and as trustee for each member of the Group) against any claims which may be brought by any of the Directors and any other persons in respect of his directorship or position as the secretary who resign or are intended to resign pursuant to Clause 5.2.4.

6.6

From the date of this Agreement, the Vendor shall give and shall procure that the Purchaser or any Persons authorised by it will be given at the sole expense of the Purchaser, such access to the premises and all books, title deeds, records and accounts of each member of the Group as the Purchaser may reasonably request and be permitted to take copies of any such books, deeds, records and accounts and that the Directors and officers of each member of the Group shall be instructed to give reasonably promptly all such information and explanations to any such Persons as aforesaid as may be requested by it or them in each case, upon reasonable notice in advance, during normal business hours of the Company and without any disruption to the business of the Company.

7.

Warranties

7.1

The Vendor represents, warrants and undertakes to and with the Purchaser that each of the statements set out in Schedule 3 is now and will at Completion be true and accurate.

7.2

The Vendor acknowledges that the Purchaser has entered into this Agreement in reliance upon the Warranties and has been induced by them to enter into this Agreement.

7.3

Without restricting the rights of the Purchaser or otherwise affecting the ability of the Purchaser to claim damages on any other basis available to it, in the event that any of the Warranties is broken or (as the case may be) proves to be untrue or misleading, the Vendor shall, on demand, pay to the Purchaser or, at the Purchaser’s direction, any member of the Group:

7.3.1

the amount necessary to put the Company and each of the Subsidiaries into the position which would have existed if the Warranties had not been broken or (as the case may be) had been true, inaccurate and not misleading; and

7.3.2

all costs and expenses incurred by the Purchaser, the Company and each member of the Group in connection with or as a result of such breach and any costs (including legal costs on a solicitor and own client basis), expenses or other liabilities which any of them may incur either before or after the commencement of any action in connection with (i) any legal proceedings in which the Purchaser claims that any of the Warranties has been broken or is untrue, inaccurate, misleading or not performed and in which judgment is given for the Purchaser or (ii) the enforcement of any settlement of, or judgment in respect of, such claim.

7.4

Each of the Warranties shall be separate and independent and, save as expressly provided to the contrary, shall not be limited by reference to or inference from any other Warranty or any other term of this Agreement.

7.5

Where any statement in the Warranties or any confirmation or certificate given by the Vendor hereunder or pursuant hereto is qualified by the expression “so far as the Vendor is aware” or “to the best of the Vendor’ knowledge and belief” or any similar expression, that statement shall be deemed to include an additional statement that it has been made after due and careful enquiry.

7.6

The Vendor hereby agrees with the Purchaser (for itself and as trustee for the Company and each of the Subsidiaries) to waive any rights which he may have in respect of any misrepresentation or inaccuracy in, or omission from, any information or advice supplied or given by the Company or its Subsidiaries or its or their officers, employees or advisers in connection with the giving of the Warranties.

7.7

The Vendor shall procure that (save only as may be necessary to give effect to this Agreement) neither they nor any member of the Group shall do, allow or procure any act or omission before Completion which would constitute a breach of any of the Warranties if they were given at Completion or which would make any of the Warranties inaccurate or misleading if they were so given.

7.8

The Vendor hereby agrees to disclose promptly to the Purchaser in writing immediately upon becoming aware of the same, any matter, event or circumstance (including any omission to act) which may arise or become known to it after the date of this Agreement and before Completion which:-

7.8.1

constitutes a breach of or is inconsistent with any of the Warranties; or

7.8.2

has, or is likely to have, an adverse effect on the financial position or prospects of the Company or any Subsidiary.

7.9

In the event of its becoming apparent on or before Completion that the Vendor is in breach of any of the Warranties or any other term of this Agreement the Purchaser may (without any liability on its part) rescind this Agreement by notice in writing to the Vendor.

7.10

The Vendor shall give to the Purchaser and its solicitors and accountants both before and after Completion all such information and documentation relating to the Company and the Subsidiaries as the Purchaser shall reasonably require to enable it to satisfy itself as to the accuracy and due of observance of the Warranties.

7.11

The benefit of the Warranties may be assigned in whole or in part and without restriction by the person for the time being entitled thereto.

7.12

If any sum payable by the Vendor under this Clause 7 shall be subject to Tax (whether by way of deduction or withholding or direct assessment of the person entitled thereto) such payment shall be increased by such an amount as shall ensure that after deduction, withholding or payment of such Tax the recipient shall have received a net amount equal to the payment otherwise required hereby to be made.

8.

General

8.1

This Agreement shall be binding upon and enure for the benefit of the estates, personal representatives or successors of the Parties.

8.2

This Agreement (together with any documents referred to herein or executed contemporaneously by the Parties in connection herewith) constitutes the whole agreement between the Parties and supersedes any previous agreements or arrangements between them relating to the subject matter hereof; it is expressly declared that no variations hereof shall be effective unless made in writing signed by duly authorised representatives of the Parties.

8.3

All of the provisions of this Agreement shall remain in full force and effect notwithstanding Completion (except insofar as they set out obligations which have been fully performed at Completion).

8.4

If any provision or part of a provision of this Agreement shall be, or be found by any authority or court of competent jurisdiction to be, invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect.

8.5

Any right of rescission conferred upon the Purchaser hereby shall be in addition to and without prejudice to all other rights and remedies available to it (and, without prejudice to the generality of the foregoing, shall not extinguish any right to damages to which the Purchaser may be entitled in respect of the breach of this Agreement) and no exercise or failure to exercise such a right of rescission shall constitute a waiver by the Purchaser of any such other right or remedy.

8.6

No failure of the Purchaser to exercise, and no delay or forbearance in exercising, any right or remedy in respect of any provision of this Agreement shall operate as a waiver of such right or remedy.

8.7

Upon and after Completion the Vendor shall do and execute or procure to be done and executed all such further acts, deeds, documents and things as may be necessary to give effect to the terms of this Agreement and to place control of the Company and the Subsidiaries in the hands of the Purchaser and pending the doing of such acts, deeds, documents and things the Vendor shall as from Completion hold the legal estate in the Sale Shares in trust for the Purchaser.

8.8

This Agreement may be executed in one or more counterparts, and by the Parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart and each such counterpart shall constitute an original of this Agreement but all the counterparts shall together constitute one and the same instrument.

9.

Notices

Any notice or other communication to be given under this Agreement shall be in writing in the English language and be given by personal delivery or facsimile or by sending it by registered post and shall be deemed to have been given when delivered (if given by hand), when despatched with confirmed receipt as evidenced by the transmission report generated at the end of the transmission of such facsimile by the facsimile machine used for such transmission (if given by facsimile) or 48 hours after posting (if given by registered post to a local address) or five Business Days after posting (if given by registered post to an overseas address).  Each notice or other communication which is personally delivered or sent by facsimile or by post shall be delivered or sent to the appropriate address specified below (and, in the case of any subsequent change of the address or facsimile number, a Party shall give a notice in accordance with the provisions of this Agreement, stating in clear terms the intention to change the address or facsimile number, as the case may be):

To Purchaser:

Address:

420 E. Pleasant Run Road,

Suite 346-186,

Cedar Hill, Texas

USA  75104

Fax Number:

(852) 2149-7094

To Vendor:

Address:

16F Jie Yang Building

271 Lockhart Road

Wanchai

Hong Kong

Fax Number:

(852) 2189-1121

10.

Governing Law and Submission to Jurisdiction

10.1

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicably to contracts made and wholly to be performed within such state.

SP Agt-GOOD WORLD -V1 1

 SCHEDULE 1

Details of the Company

THE COMPANY

1.

Registered number:

CUSIP# 192052 10 8

Tax ID# 33-0921357

2.

Address of registered office:

1353 Middleton Dr. Ste # 2000

Cedar Hill TX 75104

USA

3.

Date and place of incorporation:

July 6, 2000; Nevada

4.

Authorised share capital:

Common shares: 500,000,000 at US$0.001

Preferred shares: 20,000,000  at US$0.001

5.

Issued share capital:

Common shares: 95,796,000

Preferred shares: Nil

6.

Directors:

Tarja Mees

Ashlee Mees

7.

Secretary:

Ashlee Mees

8.

Annual Accounts Date:

31st December

9.

Auditors:

Aaron Liggett, Bookkeeping and Tax Service

SP Agt-GOOD WORLD -V1 1

SCHEDULE 2

The Subsidiaries

List each Subsidiary separately as follows:

Name of Subsidiary:

Cody Ventures, Inc.

Registered Number:

Tax ID# 75-2923011

Date and Place of Incorporation:

Nevada, USA    Dec. 18, 2000

Address of Registered Office:

1353 Middleton Dr. Cedar Hill, Tx. 75104

Directors:

Tarja Mees, Ashlee Mees

Secretary:

Ashlee Mees

Auditors:

Aaron Liggett, Bookkeeping and Tax Service

Annual Accounts Date:

December 31

Authorised Share Capital:

75,000,000 common shares at US$0.001

Issued Share Capital:

12,510,000 common shares

Registered Shareholders &

Identity of Beneficial Owners:

Cody Ventures Corporation

Name of Subsidiary:

Dakota Imaging, Inc.

Registered Number:

Tax ID# 45-0420093

Date and Place of Incorporation:

Nevada, USA   Jan. 14, 2002

Address of Registered Office:

3727 Kingston Dr. Bismarck, ND 58503

Directors:

Lawrence Nieters

Secretary:

JoEll Nieters

Auditors:

Warren Kitzan Tax Service, CPA

Annual Accounts Date:

December 31

Authorized Share Capital:

65,000,000 common shares at US$0.001

10,000,000 preferred shares at US$0.001

Issued Share Capital:

1,500,000 common shares

Registered Shareholders &

Identity of Beneficial Owners:

Cody Ventures Corporation

SP Agt-GOOD WORLD -V1 1

SCHEDULE 3

Warranties

In this Schedule unless the context otherwise indicates each of the Warranties shall be deemed to be repeated mutatis mutandis in relation to each of the Subsidiaries.

1.

The Accounts

1.1

The Accounts have been prepared in accordance with the requirements of all relevant laws and applicable statements of standard accounting practice and with good and generally accepted accountancy principles and practice consistently applied, are complete and accurate in all respects, show a true and fair view of the state of affairs of the Company and of its results and profits for the financial period ending on the Accounting Date and disclose and make full provision or reserve for all liabilities (whether actual or contingent and whether quantified or disputed or otherwise).

1.2

The profits and losses of the Company shown by the Accounts have not in any material respect been affected by any unusual or non-recurring or exceptional item or by any other matter which has rendered such profits or losses unusually high or low.

1.3

All of the Company’s book debts, whether shown in the Accounts or arising since the Accounting Date, are valid and enforceable and have realised or will in aggregate realise the nominal amount thereof and will be collectible in full within 90 days of the Completion Date.

1.4

The books and records of the Company accurately present and reflect in accordance with generally accepted accounting principles and standards within the Company’s jurisdiction of incorporation all transactions entered into by the Company or to which it has been a party.

2.

Management Accounts

The Management Accounts have been prepared in accordance with the accounting policies of the Company applied on a consistent basis with the monthly management accounts of the Company and show a fair view of the assets and liabilities and profits and losses of the Company as at and to the period end.

3.

Tax, Records and Returns

3.1

The Company has duly filed all returns, computations, notices and information required to be made or provided by the Company for any Tax purpose and the same have been made or given within the requisite periods and on a proper basis and when made were true and accurate in all material respects and are up to date and none of them is or is likely to be the subject of any dispute with any Tax authority.

3.2

The Company has paid when due, and has withheld, deducted and accounted to the relevant Tax authorities for, all Tax, including provisional taxation, which it has become liable to pay, withhold, deduct or account for on or before the date hereof and within the period of seven years prior to the date hereof neither the Company nor any director or officer of the Company has paid or become liable to pay any fine, penalty, surcharge or interest in relation to Tax.

3.3

The Company has not appropriated any trading stock to fixed assets or vice versa, all assets are correctly shown in the Accounts as trading stock/current assets or fixed assets and any property under development is held and shown in the Accounts as fixed assets.

3.4

On a disposal of all of its assets by the Company for (in the case of each asset owned by the Company at the Accounting Date) a consideration equal to the value attributed to that asset in preparing the Accounts or (in the case of each asset acquired since the Accounting Date) a consideration equal to the actual consideration given for the acquisition then (in the case of each asset so owned) the liability to Tax (if any) which would be incurred by the Company would not exceed the amount (if any) taken into account in respect of that asset in computing the liability of the Company to deferred Tax as stated in the Accounts and (in the case of assets so acquired) no Tax liability would be incurred by the Company in respect of that asset.

4.

Corporate Matters

4.1

The Company has been duly incorporated and is validly existing and no order has been made or petition presented or resolution passed for the winding up of the Company and no distress, execution or other process has been levied on any of its assets.

4.2

The Vendor is the beneficial owners of the Sale Shares free and clear of any lien, charge, option, right of pre-emption or other encumbrance or third party right whatsoever.

4.3

The Sale Shares constitute not less than 51% of the entire issued shares in the capital of the Company and are fully paid up.

4.4

The Company has no and never has had any subsidiary or shares in or stock of any company other than the Subsidiaries and all of the details shown in Schedule 2 relating to the Subsidiaries are accurate and complete and the Company has never been a director or other officer of any other company.

4.5

Apart from the options granted under the Share Option Scheme, there are no options or other agreements outstanding which call for the issue of or accord to any person the right to call for the issue of any shares in the capital of the Company or the right to require the creation of any mortgage, charge, pledge, lien or other security or encumbrance over the Sale Shares or any of the assets of the Company.

4.6

The Company has complied with its Memorandum and Bye-laws in all respects, has full power, authority and legal right to own its assets and carry on its business and none of the activities, agreements, commitments or rights of the Company is ultra vires or unauthorised.

4.7

The register of members and all other statutory books of the Company are up to date and contain true full and accurate records of all matters required to be dealt with therein and the Company has not received any notice of any application or intended application under the Companies Ordinance for rectification of the Company’s register and all annual or other returns required to be filed with the Companies Registry have been properly filed within any applicable time limit and all legal requirements relating to the issue of shares and other securities by the Company have been complied with.

5.

Trading and General Commercial Matters

5.1

The Company has good and marketable title to (with full power to sell) all property and assets as are necessary to enable it properly to conduct its business as such business has been conducted prior to the date hereof and to all stocks used in its business.  All such assets and stocks are free from any liens, mortgages, charges, encumbrances or other third party rights and are in the possession or under the control of the Company.  The stock is in good condition and of merchantable quality and capable of being sold by the Company in the ordinary course of business to a purchaser in accordance with its list prices without rebate or allowance and all other assets owned or used by the Company are in good repair and capable of being used for the purposes for which they are designed, acquired or used by the Company.

5.2

The Company is not a party to:

5.2.1

any unusual or onerous contract, any contract not entered into in the ordinary course of business or not on arm’s length terms, nor any contract which cannot be terminated without penalty or other compensation on less than twelve months’ notice;

5.2.2

any contract restricting the Company’s freedom of action in relation to its normal business activities or materially and adversely affecting its business or assets;

5.2.3

any contract for the purchase or use by the Company of materials, supplies, property or equipment which is in excess of the requirements of the Company for its normal operating purposes or requires expenditure in excess of US$1,000,000;

5.2.4

any agency, distribution, marketing, purchasing, franchising, licensing (whether by or to the Company), consulting, management, joint venture, shareholders’ or partnership arrangement or agreement or similar arrangement;

5.3

There are no contracts or obligations, agreements, arrangements or concerted practices involving the Company and no practices in which the Company is engaged, which are void, illegal, unenforceable, registrable or notifiable under or which contravene any fair trading or anti-trust legislation or regulations anywhere in the world nor has the Company received any threat or complaint or request for information or investigation in relation to or in connection with any such legislation or regulations.

5.4

With respect to each contract, commitment, arrangement, understanding, tender and bid involving the Company:

5.4.1

the Company has duly performed and complied in all material respects with each of its obligations thereunder;

5.4.2

the Company is under no obligation which cannot readily be fulfilled, performed or discharged by it on time and without undue or unusual expenditure or effort or loss;

5.4.3

there are no grounds for rescission, avoidance, repudiation or termination and the Company has not received any notice of rescission or termination; and

5.4.4

none of the other parties thereto is in default thereunder.

5.5

There are no loans, guarantees, pledges, mortgages, charges, liens, debentures, encumbrances or unusual liabilities given, made or incurred by or on behalf of the Company (and, in particular but without limiting the foregoing, no loans have been made by or on behalf of the Company to any directors or shareholders of the Company) and no person has given any guarantee of or security for any liability of the Company.

5.6

The execution, delivery and performance of this Agreement will not result in the breach, cancellation or termination of any of the terms or conditions of or constitute a default under any agreement, commitment or other instrument affecting the Company or its property or assets or result in the acceleration of any obligation under any loan agreement or in the loss of the benefit of or in liability to refund or repay any grant or any financial or Tax concession or relief or violate any law or any rule or regulation of any administrative agency or governmental body or any order, writ, injunction or decree of any court, administrative agency or governmental body affecting the Company.

5.7

There are no circumstances whereby, following a change in the control of the Company or in the composition of the Board of Directors of the Company, any of the principal customers of or suppliers or licensors to the Company would have the right to, or would, cease to remain customers or suppliers or licensors to the same extent and of the same nature as prior to the date hereof.

5.8

The Company has no liabilities except liabilities arising in the ordinary course of business under contracts for service, purchase orders, supply contracts or sale contracts, nor does it have any other liabilities direct or indirect, absolute or contingent, not required by generally accepted accounting principles to be referred to in the Accounts, including, but not limited to, off balance sheet financing arrangements.

5.9

The Company is not the subject of any official investigation or inquiry and there are no facts which are likely to give rise to any such investigation or inquiry.

5.10

The Company has at all times carried on its business in compliance with all applicable laws and regulations.  .

5.11

The Company does not have any of its records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held by any means (including any electronic, mechanical or photographic process whether computerised or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of the Company.

5.12

The Company has security procedures in place to prevent unauthorised access, amendment or damage to the Company’s data or the data of third parties held, recorded, stored, maintained or operated by the Company or on behalf of the Company by any third party, and no unauthorised access, amendment or damage to such data has taken place during the six year period preceding the date hereof.

5.13

There is no transaction to which the Company is or has been a party which may give rise to a claim for setting aside under the Companies Ordinance or otherwise howsoever.

Exhibit No. 10.1 Agreement for the Sale and Purchase of Shares of Good World Investments Limited and Subscription of New Shares in the Capital of China Media Group Corporation by and between China Media Group Corporation and Central High Limited.

DATED                12      October      2005

(1)  CHINA MEDIA GROUP CORPORATION

(2)  CENTRAL HIGH LIMITED

__________________________________________

AGREEMENT FOR THE

SALE AND PURCHASE OF SHARES OF

GOOD WORLD INVESTMENTS LIMITED

AND

SUBSCRIPTION OF NEW SHARES

 IN THE CAPITAL OF

CHINA MEDIA GROUP CORPORATION

___________________________________________

SP Agt-GOOD WORLD -V1 1

CONTENTS

Number

Clause Headings

Page

Schedules

4

SCHEDULE 2 – The Subsidiaries

5

SCHEDULE 3 - Warranties

6

Execution…………………………………………………………………………………….. 21

SP Agt-GOOD WORLD -V1 1

DATE:

12 October 2005

PARTIES:

(1)

CHINA MEDIA GROUP CORPORATION, a company incorporated in Texas, United States of America, whose registered office is at 420 E. Pleasant Run Road, Suite 346-186, Cedar Hill, Texas  75104 (“CMG” or the “Purchaser”); and

(2)

CENTRAL HIGH LIMITED a company incorporated in the British Virgin Islands whose registered office is at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the “Vendor”).

RECITALS:

(A)

Good World Investments Limited (the “Company”) is a company incorporated in British Virgin Islands with limited liability whose principle address is at 16F Jie Yang Building, 271 Lockhart Road, Wanchai, Hong Kong and as at the date hereof has authorized shares of 50,000 common shares of US$1.00 each, of which 50,000 common shares have been issued and are fully paid up. Particulars of the Company are set out in Schedule 1.

(B)

The Company has entered into an agreement to acquire 50% of Beijing Ren Ren Health Culture Promotion Limited which has been granted a nationwide advertising license in China covering the media of television, newspaper, magazine, outdoor billboards and internet, and through advertising through these media, is working with the Chinese Government to promote health education..  This Agreement is expected to complete on or before 31 December 2005 as the Company has certain obligations prior to completion.

.

(C)

The Vendor is the registered holder and beneficial owner of 50,000 issued shares in the capital of the Company (the “Sale Shares”) to be sold to CMG as part of this Agreement.

(D)

The Vendor wishes to sell and the Purchaser wishes to purchase the Sale Shares in exchange for CMG Subscription Shares (as hereinafter defined) on the terms and conditions set out in this Agreement.

(E)

The Purchaser requires the Vendor to give such representations, warranties, covenants and undertakings as are set out herein as a condition of the Purchaser’s entry into this Agreement.

TERMS AGREED:

1.

Definitions and Interpretation

1.1

In this Agreement where the context so admits the following words and expressions shall have the following meanings:

“Accounts”

the audited consolidated financial statements of the Company and of each of the Subsidiaries for the accounting period which ended on the Accounting Date (each such financial statement comprising a balance sheet, profit and loss account, notes and directors’ and auditors’ report) and the consolidated profit and loss account and consolidated balance sheet of the Company and the Subsidiaries as at and for the period ending on the Accounting Date;

“Board”	the board of directors of the Company for the time being;
“Business Day”	a day (other than a Saturday or Sunday) on which banks are open for business in the State of Nevada, USA;
“Completion”	completion of the sale and purchase of the Sale Shares as specified in Clause 5;
Completion Date”

10 Business Day immediately following the day on which all the Conditions are satisfied or waived, but in any event not later than 31st December 2005 (or such later date as may be agreed by the Parties in writing);

“Conditions”	the conditions specified in Clause 4.1;
“Consideration”	has the meaning ascribed to it in Clause 3.1;
“Continuing Director”	Mr. Lam Pui Kit;
“Directors”	the persons listed as directors of the Company in Schedule 1;
“Group”	the group of companies comprising the Company and its Subsidiaries. The expression “member of the Group” shall be construed accordingly;
“Sale Shares”	the 50,000 common shares in the issued share capital of the Company;
“SEC”	The Securities and Exchange Commission;
“Shares”	shares of US$1.00 each in the share capital of the Company;
“Subsidiaries”	the subsidiaries of the Company which are listed in Schedule 2;
“CMG Subscription shares”	An aggregate of 50,000,000 new common shares in the issued share capital of the Purchaser to be allotted to the Vendor pursuant to this Agreement;
“Tax”

all forms of taxation, estate duties, deductions, withholdings, duties, imposts, levies, fees, charges, social security contributions and rates imposed, levied, collected, withheld or assessed by any local, municipal, regional, urban, governmental, state, federal or other body in USA or elsewhere and any interest, additional taxation, penalty, surcharge or fine in connection therewith;

“Warranties”	the representations, warranties and undertakings contained or referred to in Clause 7 and Schedule 3; and
“US$”	United States dollars.

1.2

Any references, express or implied, to statutes or statutory provisions shall be construed as references to those statutes or provisions as respectively amended or re-enacted or as their application is modified from time to time by other provisions (whether before or after the date hereof) and shall include any statutes or provisions of which they are re-enactments (whether with or without modification) and any orders, regulations, instruments or other subordinate legislation under the relevant statute or statutory provision.  References to Sections of consolidating legislation shall, wherever necessary or appropriate in the context, be construed as including references to the Sections of the previous legislation from which the consolidating legislation has been prepared.

1.3

References in this Agreement to Clauses and Schedules are to clauses in and schedules to this Agreement (unless the context otherwise requires).  The Recitals and Schedules to this Agreement shall be deemed to form part of this Agreement.

1.4

Headings are inserted for convenience only and shall not affect the construction of this Agreement.

1.5

The expression “the Vendor” includes their respective personal representatives and the expression “the Purchaser” includes its successors and assigns.

1.6

References to “persons” shall include bodies corporate, unincorporated associations and partnerships (whether or not having separate legal personality).

1.7

References to writing shall include any methods of producing or reproducing words in a legible and non-transitory form.

1.8

The masculine gender shall include the feminine and neuter and the singular number shall include the plural and vice versa.

1.9

All warranties, representations, indemnities, covenants, agreements and obligations given or entered into by more than one person are given or entered into jointly and severally.

1.10

A document expressed to be “in the approved terms” means a document the terms of which have been approved by or on behalf of the Parties and a copy of which has been signed for the purposes of identification by or on behalf of those Parties.

1.11

In construing this Agreement:

1.11.1

the rule known as the ejusdem generis rule shall not apply and, accordingly, general words introduced by the word “other” shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things; and

1.11.2

general words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words.

2.

Sale of Sale Shares

2.1

Subject to the terms of this Agreement, at Completion, the Vendor shall sell, assign, transfer and deliver as legal and beneficial owner and the Purchaser shall purchase (by itself or through its wholly-owned subsidiaries as it may designate), the Sale Shares free from all liens, charges and encumbrances and together with all rights now or hereafter attaching to them, including but not limited to all rights to any dividend or other distribution declared, made or paid after the date of this Agreement.

3.

Consideration

3.1

The Purchaser agrees to pay to the Vendor and the Vendor agrees to accept, at Completion, the CMG Subscription Shares in full consideration of the purchase of the Sale Shares by the Purchaser.

4.

Conditions

4.1

The sale and purchase of the Sale Shares is conditional upon:

4.1.1

the Warranties remaining true and accurate and not misleading in any material respect as given as of the date hereof and as of the Completion Date as if given at all times between the date of this Agreement and Completion Date;

4.1.2

the receipt of the audited consolidated financial statements of the Group for the period required by the relevant regulatory bodies;

4.1.3

the Purchaser, at its sole determination, notifying the Vendor in writing that it is satisfied in reliance on Warranties and with the due diligence exercise upon inspection and investigation as to:-

4.1.3.1

the respective financial, contractual, taxation and trading positions of each member of the Group; and

4.1.3.2

the title of the members of the Group to their respective assets.

4.1.4

all necessary waivers, consents, authorisations, clearances and approvals being granted by third parties (including governmental or regulatory authorities or shareholders of the Company) and no statute, regulation or decision which would prohibit, restrict or materially delay the sale and purchase of the Sale Shares or the operation of any member of the Group after Completion having been proposed, enacted or taken by any governmental or official authority.

4.2

The Purchaser may, in its absolute discretion, waive all or any of Conditions (or any part thereof) set out in Clause 4.1 at any time by notice in writing to the Vendor.

4.3

The Vendor shall use their best endeavours to procure the fulfilment of the Conditions on or before the Completion Date (or such later date as may be agreed between the Parties in writing).

4.4

In the event that any of the Conditions shall not have been fulfilled (or waived pursuant to Clause 4.2) prior to the Completion Date (or such later date as may be agreed between the Parties in writing), the Purchaser shall not be bound to proceed with the purchase of the Sale Shares. No party shall have any claim against the other parties, save in respect of claims arising out of any antecedent breach of this Agreement and save for the right to apply for and obtain injunctive relief which may be available at equity or under applicable law.

4.5

In the event that the Purchaser shall give notice in writing of satisfaction of, or shall waive, the Conditions contained in Clause 4.1, such notice or waiver shall not imply that the Purchaser is not relying on the Warranties but rather only that it is prepared, in reliance upon the Warranties and such comfort, if any, as it has taken from its investigations, to proceed with the transaction. If the Purchaser waives any of such Conditions, the Purchaser’s right to pursue all legal remedies will survive such waiver unimpaired.

5.

Completion

5.1

Subject to the terms and provisions of this Agreement, Completion shall take place on the Completion Date at the offices of the Purchaser (or at such other place or at such other time or on such other date as the Purchaser and the Vendors may mutually agree upon writing) when all (but not some only) of the events described in this Clause 5 shall occur.

5.2

At Completion, the Vendors shall:

5.2.1

deliver or cause to be delivered to the Purchaser:

5.2.1.1

the share certificates of the Sale Shares in the name of the Purchaser (or its nominees);

5.2.1.2

evidence that the Sale Shares certificates are duly registered with the Company’s transfer agent; and

5.2.1.3

written confirmation in the approved terms that the Vendor is not aware of any matter or thing which is a breach of or inconsistent with any of the Warranties.

5.2.2

procure that each of the Continuing Director shall enter into service agreements with the Company in the approved terms;

5.2.3

cause the Directors to hold a meeting of the Board at which the Directors shall pass resolutions in the approved terms (inter alia) to:-

5.2.3.1

approve the registration of the Purchaser or its nominees as members of the Company in respect of the Sale Shares; and

5.2.3.2

approve the appointment of any persons as the Purchaser may nominate to be the director and/or secretary of the relevant member of the Group with effect from the Completion Date.

5.2.4

cause such persons as the Purchaser may nominate to be validly appointed as directors of each member of the Group and upon such appointment forthwith cause the Directors, other than the Continuing Directors, and the secretary of each member of the Group to resign from their respective offices and as employees with effect from the close of business on the Completion Date and deliver to the Purchaser certified copies of the resignation letters in approved terms (if applicable, under seal) of each such Directors and secretary acknowledging that the person so retiring has no outstanding claim against the relevant member of the Group for compensation or otherwise.

5.3

At Completion, the Purchaser shall, subject to the Vendor having performed their obligations under Clause 5.2 in accordance with the terms thereof and subject to the satisfaction of the Conditions:

5.3.1

deliver to the Vendor the share certificates of the CMG Subscription Shares in the name of the Vendor (or its nominees); and

5.3.2

evidence that the CMG Subscription Shares certificates are duly registered with the Purchaser’s transfer agent.

5.4

Without prejudice to any other remedies available to the Purchaser, if in any respect the provisions of Clause 5.2 are not complied with by the Vendor on the Completion Date the Purchaser may:

5.4.1

defer Completion to a date not more than 28 days after the Completion Date (and so that the provisions of this Clause 5.4 shall apply to Completion as so deferred); or

5.4.2

proceed to Completion so far as practicable (without prejudice to its rights under this Agreement); or

5.4.3

rescind this Agreement upon the written instruction of the Vendor and the Purchaser. No party shall have any claim against the other parties, save in respect of claims arising out of any antecedent breach of this Agreement and save for the right to apply for and obtain injunctive relief which may be available at equity or under applicable law.

6.

Further Obligations of the Vendor

6.1

The Vendor will procure that:

6.1.1

the business of each member of the Group is operated in a manner consistent with past practices during the period from the date hereof until the date on which the directors nominated by the Purchaser are appointed to the Board pursuant to Clause 5.2.3, and in the best interests of the Group.

6.2

Pending Completion:

6.2.1

the Vendor shall not do, allow or procure any act or omission which would constitute a breach of any of the Warranties; and

6.2.2

the Vendor shall not sell, assign or transfer or purport to sell, assign or transfer any of the Sale Shares or create or permit to be created any third party right or interest therein.

6.3

Pending Completion and save as contemplated by this Agreement, the Vendor shall procure that each member of the Group will not, without the prior written consent of the Purchaser:

6.3.1

do, allow or procure any act or omission which would constitute a breach of any of the Warranties;

6.3.2

create or permit to arise any lien (other than a lien arising by operation of law and in the ordinary course of business), charge, encumbrance, pledge, mortgage or other third party right or interest on or in respect of any of its undertaking, property or assets;

6.3.3

pass any shareholders’ resolution other than a resolution at any shareholders’ general meeting which is not special business;

6.3.4

enter into, or amend any existing, agreements and contracts (otherwise than in the ordinary course of business) including but not limited to agreements with any of the Directors or officers or employees;

6.3.5

enter into any new transaction or arrangement other than in the ordinary course of business;

6.3.6

issue or agree to issue any shares, warrants or other securities or loan capital or grant or agree to grant any option over or right to acquire or convert into any share or loan capital;

6.3.7

take any action which would result in the Purchaser acquiring on Completion a percentage interest in the Company (on a fully diluted basis) lower than that contemplated in this Agreement or the Company reducing its interest in any  Subsidiary;

6.3.8

declare, pay or make any dividends or other distributions;

6.3.9

appoint any director, company secretary or attorney (other than the appointment of the directors referred to in Clause 5.2.4);

6.3.10

carry on any business which constitutes a material deviation from the business currently carried on by it;

6.3.11

incorporate any subsidiary or permit the disposal or dilution of its interest, directly or indirectly, in any subsidiary or acquire shares in any company or dispose of any shares in any company or acquire or dispose of any loans or loan capital;

6.3.12

consolidate or merge with or acquire any other business;

6.3.13

enter into any partnership or joint venture arrangement;

6.3.14

make any loan or advance or give any credit (other than trade credits in the ordinary course of business);

6.3.15

give any guarantee or indemnity for or otherwise secure the liabilities or obligations of any person save in the ordinary course of business;

6.3.16

sell, transfer, lease, assign or otherwise dispose of any material part of its undertaking, property or assets (or any interest therein) or contract so to do;

6.3.17

make any capital expenditure in aggregate in excess of US$200,000 except pursuant to an agreement or arrangement subsisting at the date hereof;

6.3.18

hire or change the terms of employment of any employee earning in excess of US$100,000 per annum or terminate the employment of any employee earning in excess of US$100,000 per annum;

6.3.19

take any action in relation to pensions, retirement schemes or share option schemes;

6.3.20

take any action in relation to profit-sharing or bonus schemes or any other executive or employee benefits;

6.3.21

alter its financial year end;

6.3.22

amend the accounting policies or reporting practices previously adopted by it;

6.3.23

settle or compromise any major claims in relation to Tax;

6.3.24

commence or settle any litigation, arbitration or other proceedings which are material in the context of the Company’s business concerning individual claims in excess of US$200,000 or claims in aggregate in excess of US$200,000; and/or

6.3.25

make, amend or terminate any long-term, unusual or onerous contract (long-term meaning a contract under which the obligations of any party thereto may remain outstanding for more than one year) or take any action which could, as a consequence of any action taken by another party, result in any of the same other than in the ordinary course of business.

6.4

The Vendor shall provide all reasonable assistance to the Purchaser in all negotiations and exchanges of correspondence with the SEC in connection with all requests by such regulatory authorities.

6.5

The Vendor undertake to indemnify and keep indemnified the Purchaser (for itself and as trustee for each member of the Group) against any claims which may be brought by any of the Directors and any other persons in respect of his directorship or position as the secretary who resign or are intended to resign pursuant to Clause 5.2.4.

6.6

From the date of this Agreement, the Vendor shall give and shall procure that the Purchaser or any Persons authorised by it will be given at the sole expense of the Purchaser, such access to the premises and all books, title deeds, records and accounts of each member of the Group as the Purchaser may reasonably request and be permitted to take copies of any such books, deeds, records and accounts and that the Directors and officers of each member of the Group shall be instructed to give reasonably promptly all such information and explanations to any such Persons as aforesaid as may be requested by it or them in each case, upon reasonable notice in advance, during normal business hours of the Company and without any disruption to the business of the Company.

7.

Warranties

7.1

The Vendor represents, warrants and undertakes to and with the Purchaser that each of the statements set out in Schedule 3 is now and will at Completion be true and accurate.

7.2

The Vendor acknowledges that the Purchaser has entered into this Agreement in reliance upon the Warranties and has been induced by them to enter into this Agreement.

7.3

Without restricting the rights of the Purchaser or otherwise affecting the ability of the Purchaser to claim damages on any other basis available to it, in the event that any of the Warranties is broken or (as the case may be) proves to be untrue or misleading, the Vendor shall, on demand, pay to the Purchaser or, at the Purchaser’s direction, any member of the Group:

7.3.1

the amount necessary to put the Company and each of the Subsidiaries into the position which would have existed if the Warranties had not been broken or (as the case may be) had been true, inaccurate and not misleading; and

7.3.2

all costs and expenses incurred by the Purchaser, the Company and each member of the Group in connection with or as a result of such breach and any costs (including legal costs on a solicitor and own client basis), expenses or other liabilities which any of them may incur either before or after the commencement of any action in connection with (i) any legal proceedings in which the Purchaser claims that any of the Warranties has been broken or is untrue, inaccurate, misleading or not performed and in which judgment is given for the Purchaser or (ii) the enforcement of any settlement of, or judgment in respect of, such claim.

7.4

Each of the Warranties shall be separate and independent and, save as expressly provided to the contrary, shall not be limited by reference to or inference from any other Warranty or any other term of this Agreement.

7.5

Where any statement in the Warranties or any confirmation or certificate given by the Vendor hereunder or pursuant hereto is qualified by the expression “so far as the Vendor is aware” or “to the best of the Vendor’ knowledge and belief” or any similar expression, that statement shall be deemed to include an additional statement that it has been made after due and careful enquiry.

7.6

The Vendor hereby agrees with the Purchaser (for itself and as trustee for the Company and each of the Subsidiaries) to waive any rights which he may have in respect of any misrepresentation or inaccuracy in, or omission from, any information or advice supplied or given by the Company or its Subsidiaries or its or their officers, employees or advisers in connection with the giving of the Warranties.

7.7

The Vendor shall procure that (save only as may be necessary to give effect to this Agreement) neither they nor any member of the Group shall do, allow or procure any act or omission before Completion which would constitute a breach of any of the Warranties if they were given at Completion or which would make any of the Warranties inaccurate or misleading if they were so given.

7.8

The Vendor hereby agrees to disclose promptly to the Purchaser in writing immediately upon becoming aware of the same, any matter, event or circumstance (including any omission to act) which may arise or become known to it after the date of this Agreement and before Completion which:-

7.8.1

constitutes a breach of or is inconsistent with any of the Warranties; or

7.8.2

has, or is likely to have, an adverse effect on the financial position or prospects of the Company or any Subsidiary.

7.9

In the event of its becoming apparent on or before Completion that the Vendor is in breach of any of the Warranties or any other term of this Agreement the Purchaser may (without any liability on its part) rescind this Agreement by notice in writing to the Vendor.

7.10

The Vendor shall give to the Purchaser and its solicitors and accountants both before and after Completion all such information and documentation relating to the Company and the Subsidiaries as the Purchaser shall reasonably require to enable it to satisfy itself as to the accuracy and due of observance of the Warranties.

7.11

The benefit of the Warranties may be assigned in whole or in part and without restriction by the person for the time being entitled thereto.

7.12

If any sum payable by the Vendor under this Clause 7 shall be subject to Tax (whether by way of deduction or withholding or direct assessment of the person entitled thereto) such payment shall be increased by such an amount as shall ensure that after deduction, withholding or payment of such Tax the recipient shall have received a net amount equal to the payment otherwise required hereby to be made.

8.

General

8.1

This Agreement shall be binding upon and enure for the benefit of the estates, personal representatives or successors of the Parties.

8.2

This Agreement (together with any documents referred to herein or executed contemporaneously by the Parties in connection herewith) constitutes the whole agreement between the Parties and supersedes any previous agreements or arrangements between them relating to the subject matter hereof; it is expressly declared that no variations hereof shall be effective unless made in writing signed by duly authorised representatives of the Parties.

8.3

All of the provisions of this Agreement shall remain in full force and effect notwithstanding Completion (except insofar as they set out obligations which have been fully performed at Completion).

8.4

If any provision or part of a provision of this Agreement shall be, or be found by any authority or court of competent jurisdiction to be, invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect.

8.5

Any right of rescission conferred upon the Purchaser hereby shall be in addition to and without prejudice to all other rights and remedies available to it (and, without prejudice to the generality of the foregoing, shall not extinguish any right to damages to which the Purchaser may be entitled in respect of the breach of this Agreement) and no exercise or failure to exercise such a right of rescission shall constitute a waiver by the Purchaser of any such other right or remedy.

8.6

No failure of the Purchaser to exercise, and no delay or forbearance in exercising, any right or remedy in respect of any provision of this Agreement shall operate as a waiver of such right or remedy.

8.7

Upon and after Completion the Vendor shall do and execute or procure to be done and executed all such further acts, deeds, documents and things as may be necessary to give effect to the terms of this Agreement and to place control of the Company and the Subsidiaries in the hands of the Purchaser and pending the doing of such acts, deeds, documents and things the Vendor shall as from Completion hold the legal estate in the Sale Shares in trust for the Purchaser.

8.8

This Agreement may be executed in one or more counterparts, and by the Parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart and each such counterpart shall constitute an original of this Agreement but all the counterparts shall together constitute one and the same instrument.

9.

Notices

Any notice or other communication to be given under this Agreement shall be in writing in the English language and be given by personal delivery or facsimile or by sending it by registered post and shall be deemed to have been given when delivered (if given by hand), when despatched with confirmed receipt as evidenced by the transmission report generated at the end of the transmission of such facsimile by the facsimile machine used for such transmission (if given by facsimile) or 48 hours after posting (if given by registered post to a local address) or five Business Days after posting (if given by registered post to an overseas address).  Each notice or other communication which is personally delivered or sent by facsimile or by post shall be delivered or sent to the appropriate address specified below (and, in the case of any subsequent change of the address or facsimile number, a Party shall give a notice in accordance with the provisions of this Agreement, stating in clear terms the intention to change the address or facsimile number, as the case may be):

To Purchaser:

Address:

420 E. Pleasant Run Road,

Suite 346-186,

Cedar Hill, Texas

USA  75104

Fax Number:

(852) 2149-7094

To Vendor:

Address:

16F Jie Yang Building

271 Lockhart Road

Wanchai

Hong Kong

Fax Number:

(852) 2189 1121

10.

Governing Law and Submission to Jurisdiction

10.1

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicably to contracts made and wholly to be performed within such state.

 SCHEDULE 1

Details of the Company

THE COMPANY

1.

Registered number:

672511

2.

Address of registered office:

P.O. Box 957, Offshore Incorporations Centre,

Road Town, Tortola,

British Virgin Islands

3.

Date and place of incorporation:

18 August 2005; British Virgin Islands

4.

Authorised share capital:

Common shares: 50,000 at US$1.00 each

5.

Issued share capital:

Common shares: 50,000

6.

Director:

Lam Pui Kit

7.

Secretary:

Lam Pui Kit

8.

Annual Accounts Date:

31st December

9.

Auditors:

David Ng & Co

SCHEDULE 2

The Subsidiaries

List each Subsidiary separately as follows:

Name of Subsidiary:

Beijing Ren Ren Health Culture Promotion Limited

Place of Incorporation:

China

Registered Share Capital:

RMB 5 million

SCHEDULE 3

Warranties

In this Schedule unless the context otherwise indicates each of the Warranties shall be deemed to be repeated mutatis mutandis in relation to each of the Subsidiaries.

1.

The Accounts

1.1

The Accounts have been prepared in accordance with the requirements of all relevant laws and applicable statements of standard accounting practice and with good and generally accepted accountancy principles and practice consistently applied, are complete and accurate in all respects, show a true and fair view of the state of affairs of the Company and of its results and profits for the financial period ending on the Accounting Date and disclose and make full provision or reserve for all liabilities (whether actual or contingent and whether quantified or disputed or otherwise).

1.2

The profits and losses of the Company shown by the Accounts have not in any material respect been affected by any unusual or non-recurring or exceptional item or by any other matter which has rendered such profits or losses unusually high or low.

1.3

All of the Company’s book debts, whether shown in the Accounts or arising since the Accounting Date, are valid and enforceable and have realised or will in aggregate realise the nominal amount thereof and will be collectible in full within 90 days of the Completion Date.

1.4

The books and records of the Company accurately present and reflect in accordance with generally accepted accounting principles and standards within the Company’s jurisdiction of incorporation all transactions entered into by the Company or to which it has been a party.

2.

Management Accounts

The Management Accounts have been prepared in accordance with the accounting policies of the Company applied on a consistent basis with the monthly management accounts of the Company and show a fair view of the assets and liabilities and profits and losses of the Company as at and to the period end.

3.

Tax, Records and Returns

3.1

The Company has duly filed all returns, computations, notices and information required to be made or provided by the Company for any Tax purpose and the same have been made or given within the requisite periods and on a proper basis and when made were true and accurate in all material respects and are up to date and none of them is or is likely to be the subject of any dispute with any Tax authority.

3.2

The Company has paid when due, and has withheld, deducted and accounted to the relevant Tax authorities for, all Tax, including provisional taxation, which it has become liable to pay, withhold, deduct or account for on or before the date hereof and within the period of seven years prior to the date hereof neither the Company nor any director or officer of the Company has paid or become liable to pay any fine, penalty, surcharge or interest in relation to Tax.

3.3

The Company has not appropriated any trading stock to fixed assets or vice versa, all assets are correctly shown in the Accounts as trading stock/current assets or fixed assets and any property under development is held and shown in the Accounts as fixed assets.

3.4

On a disposal of all of its assets by the Company for (in the case of each asset owned by the Company at the Accounting Date) a consideration equal to the value attributed to that asset in preparing the Accounts or (in the case of each asset acquired since the Accounting Date) a consideration equal to the actual consideration given for the acquisition then (in the case of each asset so owned) the liability to Tax (if any) which would be incurred by the Company would not exceed the amount (if any) taken into account in respect of that asset in computing the liability of the Company to deferred Tax as stated in the Accounts and (in the case of assets so acquired) no Tax liability would be incurred by the Company in respect of that asset.

4.

Corporate Matters

4.1

The Company has been duly incorporated and is validly existing and no order has been made or petition presented or resolution passed for the winding up of the Company and no distress, execution or other process has been levied on any of its assets.

4.2

The Vendor is the beneficial owners of the Sale Shares free and clear of any lien, charge, option, right of pre-emption or other encumbrance or third party right whatsoever.

4.3

The Sale Shares constitute 100% of the entire issued shares in the capital of the Company and are fully paid up.

4.4

The Company has no and never has had any subsidiary or shares in or stock of any company other than the Subsidiaries and all of the details shown in Schedule 2 relating to the Subsidiaries are accurate and complete and the Company has never been a director or other officer of any other company.

4.5

Apart from the options granted under the Share Option Scheme, there are no options or other agreements outstanding which call for the issue of or accord to any person the right to call for the issue of any shares in the capital of the Company or the right to require the creation of any mortgage, charge, pledge, lien or other security or encumbrance over the Sale Shares or any of the assets of the Company.

4.6

The Company has complied with its Memorandum and Bye-laws in all respects, has full power, authority and legal right to own its assets and carry on its business and none of the activities, agreements, commitments or rights of the Company is ultra vires or unauthorised.

4.7

The register of members and all other statutory books of the Company are up to date and contain true full and accurate records of all matters required to be dealt with therein and the Company has not received any notice of any application or intended application under the Companies Ordinance for rectification of the Company’s register and all annual or other returns required to be filed with the Companies Registry have been properly filed within any applicable time limit and all legal requirements relating to the issue of shares and other securities by the Company have been complied with.

5.

Trading and General Commercial Matters

5.1

The Company has good and marketable title to (with full power to sell) all property and assets as are necessary to enable it properly to conduct its business as such business has been conducted prior to the date hereof and to all stocks used in its business.  All such assets and stocks are free from any liens, mortgages, charges, encumbrances or other third party rights and are in the possession or under the control of the Company.  The stock is in good condition and of merchantable quality and capable of being sold by the Company in the ordinary course of business to a purchaser in accordance with its list prices without rebate or allowance and all other assets owned or used by the Company are in good repair and capable of being used for the purposes for which they are designed, acquired or used by the Company.

5.2

The Company is not a party to:

5.2.1

any unusual or onerous contract, any contract not entered into in the ordinary course of business or not on arm’s length terms, nor any contract which cannot be terminated without penalty or other compensation on less than twelve months’ notice;

5.2.2

any contract restricting the Company’s freedom of action in relation to its normal business activities or materially and adversely affecting its business or assets;

5.2.3

any contract for the purchase or use by the Company of materials, supplies, property or equipment which is in excess of the requirements of the Company for its normal operating purposes or requires expenditure in excess of US$1,000,000;

5.2.4

any agency, distribution, marketing, purchasing, franchising, licensing (whether by or to the Company), consulting, management, joint venture, shareholders’ or partnership arrangement or agreement or similar arrangement;

5.3

There are no contracts or obligations, agreements, arrangements or concerted practices involving the Company and no practices in which the Company is engaged, which are void, illegal, unenforceable, registrable or notifiable under or which contravene any fair trading or anti-trust legislation or regulations anywhere in the world nor has the Company received any threat or complaint or request for information or investigation in relation to or in connection with any such legislation or regulations.

5.4

With respect to each contract, commitment, arrangement, understanding, tender and bid involving the Company:

5.4.1

the Company has duly performed and complied in all material respects with each of its obligations thereunder;

5.4.2

the Company is under no obligation which cannot readily be fulfilled, performed or discharged by it on time and without undue or unusual expenditure or effort or loss;

5.4.3

there are no grounds for rescission, avoidance, repudiation or termination and the Company has not received any notice of rescission or termination; and

5.4.4

none of the other parties thereto is in default thereunder.

5.5

There are no loans, guarantees, pledges, mortgages, charges, liens, debentures, encumbrances or unusual liabilities given, made or incurred by or on behalf of the Company (and, in particular but without limiting the foregoing, no loans have been made by or on behalf of the Company to any directors or shareholders of the Company) and no person has given any guarantee of or security for any liability of the Company.

5.6

The execution, delivery and performance of this Agreement will not result in the breach, cancellation or termination of any of the terms or conditions of or constitute a default under any agreement, commitment or other instrument affecting the Company or its property or assets or result in the acceleration of any obligation under any loan agreement or in the loss of the benefit of or in liability to refund or repay any grant or any financial or Tax concession or relief or violate any law or any rule or regulation of any administrative agency or governmental body or any order, writ, injunction or decree of any court, administrative agency or governmental body affecting the Company.

5.7

There are no circumstances whereby, following a change in the control of the Company or in the composition of the Board of Directors of the Company, any of the principal customers of or suppliers or licensors to the Company would have the right to, or would, cease to remain customers or suppliers or licensors to the same extent and of the same nature as prior to the date hereof.

5.8

The Company has no liabilities except liabilities arising in the ordinary course of business under contracts for service, purchase orders, supply contracts or sale contracts, nor does it have any other liabilities direct or indirect, absolute or contingent, not required by generally accepted accounting principles to be referred to in the Accounts, including, but not limited to, off balance sheet financing arrangements.

5.9

The Company is not the subject of any official investigation or inquiry and there are no facts which are likely to give rise to any such investigation or inquiry.

5.10

The Company has at all times carried on its business in compliance with all applicable laws and regulations.  .

5.11

The Company does not have any of its records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held by any means (including any electronic, mechanical or photographic process whether computerised or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of the Company.

5.12

The Company has security procedures in place to prevent unauthorised access, amendment or damage to the Company’s data or the data of third parties held, recorded, stored, maintained or operated by the Company or on behalf of the Company by any third party, and no unauthorised access, amendment or damage to such data has taken place during the six year period preceding the date hereof.

5.13

There is no transaction to which the Company is or has been a party which may give rise to a claim for setting aside under the Companies Ordinance or otherwise howsoever.

IN WITNESS WHEREOF the parties hereto have executed this document as a deed and it is intended to be and is hereby delivered on the date appearing at the head hereof.

S/Con Unerkov

President,

China Media Group Corporation

(Signature)*

S/ Pui Kit LAM

President,

Central High Limited

(Signature)*

*Print name and title of the signing officer under his signature.

IN WITNESS WHEREOF the parties hereto have executed this document as a deed and it is intended to be and is hereby delivered on the date appearing at the head hereof.

S/Con Unerkov

President,

China Media Group Corporation

(Signature)*

S/ Pui Kit LAM

President,

Central High Limited

(Signature)*

*Print name and title of the signing officer under his signature.